UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 27, 2020

K12 Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Corporate Park Drive, Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(703) 483-7000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRN	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated January 27, 2020, filed by K12 Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) disclosing the completion of the acquisition of Galvanize Inc., a Delaware corporation (“Galvanize”). This amendment on Form 8-K/A is being filed to provide financial statements and pro forma financial statements required by Item 9.01 of Form 8-K. No other changes have been made to the initial Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited balance sheets of Galvanize as of December 31, 2018 and 2017 and audited statements of operations, changes in preferred stock and stockholders’ deficit, and cash flows of Galvanize for each of the two years in the period ended December 31, 2018 and the related footnotes and independent auditors’ report of KPMG LLP are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference. The consent of KPMG LLP, Galvanize’s independent auditor, is attached hereto as Exhibit 23.1.

The unaudited balance sheet of Galvanize as of September 30, 2019 and the related unaudited statements of operations, changes in preferred stock and stockholders’ deficit, and cash flows of Galvanize for the nine month periods ended September 30, 2019 and 2018, and the related footnotes, are filed as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of the Company as of and for the six months ended December 31, 2019 and for the fiscal year ended June 30, 2019 and the related footnotes, giving effect to the Galvanize acquisition, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP, independent auditors of Galvanize.
99.1

Audited balance sheets of Galvanize as of December 31, 2018 and 2017 and audited statements of operations, changes in preferred stock, stockholders’ deficit, and cash flows of Galvanize for each of the two years in the period ended December 31, 2018 and the related footnotes and independent auditors’ report.

99.2

Unaudited balance sheet of Galvanize as of September 30, 2019 and the related unaudited statements of operations, changes in preferred stock, stockholders’ deficit, and cash flows of Galvanize for the nine month periods ended September 30, 2019 and 2018, and the related footnotes.

99.3

Unaudited pro forma condensed consolidated financial statements of the Company as of and for the six months ended December 31, 2019 and for the fiscal year ended June 30, 2019 and the related footnotes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K12 Inc.

Date:	April 10, 2020	By: /s/ Vincent W. Mathis
		Name:	Vincent W. Mathis
		Title:	Executive Vice President, General Counsel and Secretary